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                             METRON TECHNOLOGY N.V.

                           EMPLOYEE STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

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Full Name of Optionee: _______________      Country of Residence: United Kingdom
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No. of Shares Covered: _______________      Date of Grant: _______________
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Option Price Per Share:  US$_____________
(Equal to Fair Market Value (as such term is defined in The Plan) as of____________) Expiration Date: _______________

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  Exercise Schedule pursuant to Section 4:

                                                    No. of Shares
                                                  As To Which Option
                                                 Becomes Exercisable
 Initial Date of Exercisability                    As of Such Date
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This is a STOCK OPTION AGREEMENT ("Agreement") between Metron Technology N.V.
(the "Company"), and the Optionee identified above (the "Optionee") effective as of the date of grant specified above.

                                    RECITALS

WHEREAS, the Company maintains the Metron Technology Employee Stock Option Plan ("Plan");

WHEREAS, the Supervisory Board of the Company has been appointed as the committee (the "Committee") with the authority to determine the Options to be granted under the Plan; and

WHEREAS, the Supervisory Board, in its own capacity and in the capacity of the Committee has determined that the Optionee is eligible to receive an Option under the Plan (the "Option") and has set the terms and conditions thereof.


                                       1.
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                             TERMS AND CONDITIONS*

1. GRANT. The Optionee is granted this Option to purchase the number of Shares specified at the beginning of this Agreement on the terms and conditions set forth herein.

2. EXERCISE PRICE. The price payable by the Optionee for each Share subject to this Option shall be the Option Price specified at the beginning of this Agreement.

3. TYPE OF STOCK OPTION. This Option is [not] intended to be an "incentive stock option" within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code").

4. EXERCISE SCHEDULE. Except as provided in Section 7(c) of this Agreement, this Option may not be exercised until and before _______________. If the Option has not expired, and your continuous service as an employee or consultant of the Company or a Group Company has not terminated, twenty-five percent (25%) of the total shares originally subject to the Option shall become exercisable on each of _______________, _______________, _______________ and _______________ (in
each case the total number of shares to be exercisable, if other than a whole number, will be rounded to the next lowest whole number on a cumulative basis) and the remaining Shares subject to this Option shall become exercisable on the fourth anniversary of the date of grant all as reflected on the first page of this Option Agreement. Before this Option expires, the Optionee may at any time purchase all or any portion of the Shares then available under the Exercise Schedule to the extent not previously purchased.

5. EXPIRATION. This Option shall expire at 4:00 p.m. Pacific Standard Time on the earliest of:

          (a) The expiration date specified at the beginning of this Agreement which date shall not be later than seven years after the date of grant;

          (b) The last day of the period following the termination of Optionee's continuous service as an employee or consultant of the Company or a Group company during which this Option can be exercised as specified in Section 7 of this Agreement; or

          (c) The date (if any) fixed for termination of this Option pursuant to Section 14.2 of the Plan.

In no event may anyone exercise this Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.


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*/ Unless the context indicates otherwise, capitalized terms that are not defined in this Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.


                                       2.
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6.       PROCEDURE TO EXERCISE OPTION.

NOTICE OF EXERCISE. Subject to the terms and conditions of this Agreement, this Option may be exercised by delivering advance written notice of exercise in the form attached to this Agreement or a similar form containing substantially the same information to the Company at 1350 Old Bayshore Highway, Suite 360, Burlingame, California (or such other address as the Company shall advise the Optionee of pursuant to written notice to the Optionee), or to the Optionee's Employer if it is a Group Company (as defined in book 2 of the Dutch Civil Code) at such Employer's address; and, if to the Company, the notice shall be addressed or delivered to the Corporate Secretary or a Managing Director, or if to his/her Employer, the notice shall be addressed and delivered to its Chief Financial Officer or the person holding the comparable position. The notice shall state the number of Shares to be purchased, and shall be signed by the Optionee, or the Optionee's heir, successor or permitted assign exercising this Option. If the person exercising this Option is not the Optionee, he/she also must submit appropriate proof of his/her right to exercise this Option.

TENDER OF PAYMENT. Any notice of exercise hereunder shall be accompanied by payment by check, bank draft or money order payable to the Company of the full purchase price of the Shares being purchased in the same currency as listed on page one of this Agreement; provided, however, that the Committee, in its sole discretion, may permit the Optionee to pay the Option Price in whole or in part
(i) with Shares owned by the Optionee; or (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell Shares and deliver all or a portion of the proceeds to the Company in payment for the Shares acquired upon exercise; or (iii) by Shares issuable upon exercise of the option; or (iv) in any combination of the foregoing. Any Shares used to exercise options shall be valued by the Committee at their fair market value on the date of the exercise of the Option.

OWNERSHIP OF SHARES. As soon as practicable after the Company receives a properly executed notice and the purchase price provided for above, the Optionee's ownership of Shares in the Company shall be effected by a deed to be executed before a Dutch civil law notary and entry of the name of the Optionee or other person acquiring those Shares in the Company's shareholders' register. The Optionee agrees that none of the Shares so acquired shall be offered, transferred or sold at any time to any person, including legal entities, that are established, domiciled or resident in The Netherlands, except for repurchases by the Company, or as otherwise permitted pursuant to the laws of The Netherlands and all other applicable securities and share transfer laws. All such Shares shall be fully paid.

7. CONTINUOUS SERVICE. This Option may be exercised only during Optionee's continuous service as an employee or consultant of the Company or a Group Company, provided that:

          (a) The Optionee may exercise this Option during the 90-day period following termination of continuous service as an employee or consultant of, but only to the extent that it was exercisable immediately prior to the date of termination of continuous service as an employee or consultant (I.E. he/she shall not progress on the Exercise Schedule).


                                       3.
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          (b)  If the Optionee becomes totally and permanently disabled (as determined by the Committee) during Optionee's continuous service as an employee or consultant, he/she may exercise this Option during the one year period following the date of his/her termination of continuous service as an employee or consultant but only to the extent that it was exercisable immediately prior to the date of termination of continuous service as an employee or consultant.

          (c) If the Optionee dies during Optionee's continuous service as an employee or consultant, the legal representative of his/her estate, or other person or persons acquiring the right to exercise the Option by bequest or inheritance, may exercise this Option during the 90-day period following the date the Optionee dies, and this Option may be exercised in full (notwithstanding the Exercise Schedule). However, this option may be exercised following termination of continuous service as an employee or consultant only as to that number of shares as to which it was exercisable on the date of termination of continuous service as an employee or consultant under the provisions of Section 4 of this Agreement.

Notwithstanding anything stated above to the contrary, this Option may not be exercised after it has expired as provided in Section 5 of this Agreement.

8. LIMITATION ON TRANSFER. While the Optionee is alive, only the Optionee or his/her guardian or other legal representative may exercise this Option. This Option may not be assigned or transferred other than by will or the laws of descent and distribution, and shall not be subject to pledge or other security right. Any attempt to assign, transfer, pledge or otherwise dispose of this Option contrary to the provisions hereof shall be without effect.

9. NO STOCKHOLDER RIGHTS BEFORE EXERCISE. No person shall have any of the rights of a shareholder of the Company with respect to any Share subject to this Option until exercise of this Option with respect to such Share.

10. DISCRETIONARY ADJUSTMENT. The Committee may in its sole discretion make appropriate adjustments in the number of Shares subject to this Option and in the Option Price per Share to give effect to any adjustments made in the number of outstanding Shares through a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or other relevant change; provided that, fractional Shares shall be rounded to the nearest whole Share.

11. TAX WITHHOLDING. No Shares shall be issued under the Plan to the Optionee until the Optionee has made arrangements acceptable to the Committee for the satisfaction of U.S. federal, state, local and foreign income and social security tax withholding obligations, including without limitation, obligations incident to the receipt of Shares under the Plan or the receipt of any cash payments by the Optionee. Upon exercise of the Option, the Company, at its option, may withhold from the Optionee or require the Optionee to surrender Shares sufficient to satisfy U.K., local and foreign income, withholding and other tax obligations. Any adverse consequences incurred by the Optionee with respect to the use of Shares to pay any part of the Option Price or of any tax in connection with the exercise of the Option shall be the sole responsibility of the Optionee.


                                       4.
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12. ASSIGNABILITY. This option shall, during Optionee's lifetime, be exercisable only by him, and neither the Option nor any right hereunder shall be transferable by Optionee except as permitted under Section 8 of this Agreement.

13. INTERPRETATION OF THIS AGREEMENT. All decisions and interpretations made by the Company or the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive upon the Company and the Optionee. If there is any inconsistency between the provisions of the Agreement and the Plan, the provisions of the Plan shall govern.

14. DISCONTINUATION OF EMPLOYMENT. This Agreement shall not give the Optionee a right to continued employment with the Company or a Group Company, and the Company or Group Company employing the Optionee may terminate his/her employment and otherwise deal with the Optionee without regard to the effect it may have upon his/her under this Agreement.

15. OBLIGATION TO RESERVE SUFFICIENT SHARES. The Company shall at all times during the term of this Option reserve and keep available a sufficient number of Shares to satisfy the Company's obligations upon exercise of the Option in accordance with the terms of this Agreement.

16. BINDING EFFECT. This Agreement shall be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

17. CHOICE OF LAW. The Agreement is entered into under the laws of The Netherlands and shall be construed and interpreted thereunder (without regard to its conflicts of laws principles).

18. CAPITAL DUTY. The Company and/or the Group Company for whom the Employee is employed shall be responsible for the payment of the capital duty due under Netherlands law upon exercise of the Option and payment of the purchase price for the Shares subject thereto.

19. ACKNOWLEDGEMENT. The Optionee acknowledges receipt of a copy of the Plan, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the _____ day of _______________, _____.


METRON TECHNOLOGY N.V.                            OPTIONEE

By:
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Its:
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                                       5.
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                                CONSENT OF SPOUSE

         I, ___________________________, spouse of the OPTIONEE who executed the foregoing Agreement, hereby agree that my spouse's interest in the Shares subject to said Agreement shall be irrevocably bound by the Agreement's terms. I further agree that my community property or other marital property interest in such shares, if any, shall similarly be bound by said Agreement and that such consent is binding upon my executors, administrators, heirs and assigns. I agree to execute and deliver such documents as may be necessary to carry out the intent of said Agreement and this consent.

         Dated:  _________________, 19____

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                                       6.